BK TECHNOLOGIES

NYSE American: BKTI


POLICE

First Quarter 2025 Earnings Results

Tuesday, May 13th, 2025

Safe Harbor Statement

This press release contains statements about future events and expectations which are "forward-looking statements" within the meaning of Sections 27A of the Securities Act of 1933, as amended, and 21E of the Exchange Act. These forward-looking statements concern the Company's operations, economic performance, and financial condition, including, but not limited to the Company's long-term strategic plan, and are based largely on the Company's beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our Solutions and Radio business lines and the products offered thereunder; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated Solutions products, and our new multiband radio product and other related products in the BKR Series product line; competition in the land mobile radio ("LMR") industry ; general economic and business conditions, including the impacts of high inflation, high interest rates, tariffs and other trade barriers and restrictions, labor and supply shortages and disruptions, federal, state, and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the effects of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health crises and other catastrophic events, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments, including a potential U.S. or global downturn or recession; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws, and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers, and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and consummate, acquisition, disposition or investment transactions; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including the effects of changes in the U.S. Government and foreign governments' trade and tariff policies, such as recent increases in tariffs by the U.S. and the imposition of increased tariffs and other trade barriers and retaliatory measures by foreign governments; our inventory and debt levels; our ability to comply with the terms, including financial covenants, of our outstanding debt, including fluctuating interest rates; protection of our intellectual property rights; fluctuation in our operating results and stock price; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; or third-party information technology systems upon which we rely; widespread outages, interruptions or other failures of operational, communication or other systems; availability of adequate insurance coverage; environmental, social, and governance matters; maintenance of our NYSE American listing; risks related to being a holding company; our ability to remediate the material weakness in our internal control over financial reporting; and the effect on our stock price and ability to raise capital through future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and in the Company's subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

First Quarter 2025 Highlights

- Revenue **increased to $19.1M** supported by **enhanced demand and order activity for BKR Series radios**
- Significantly enhanced gross margins of **47.0%**
- Fully diluted EPS of **$0.55**
- Fully diluted non-GAAP adjusted EPS of **$0.68***
- **Seventh consecutive quarter of profitability**


BK

*Adjusted EPS is a non-GAAP financial measure that adjusts GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance and non-cash income tax provision (benefit) expenses. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Driving Gross Margin Expansion


2022
2023
2024
2025
Global Supply Chain Disruption
(GM 19.3%)
Margin Recovery/ Cost Reductions
(GM 30.0%)
Surpassed Target Margin Levels of 35%
(GM 37.9%)
Uncertain Tariff Environment
(Targeting Full Year GM to 42+%)
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.4%
14.2%
18.8%
21.7%
26.1%
27.4%
31.9%
35.1%
34.5%
37.3%
38.8%
41.2%
47.0%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4

Quarterly Revenue Supported by Strong Demand for BKR Series Radios

Quarterly Revenue


$16.3M
$18.2M
$20.3M
$20.2M
$17.9M
$19.1M
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

- **BKR 5000** single band radio **maintains strong demand**
- **BKR 9000** multiband radio continues to become a **larger contributor to total revenues**
- **Higher ASP of BKR 9000** compared to BKR 5000 is **expected to drive revenue and gross margin expansion as the 9000 scales**
- **First quarter and fourth quarter are historically weaker quarters** reflecting seasonality related to **typically limited wildland fire activity (1Q) and the close of the federal fiscal year (4Q)**

Strong Financial Results

Income Statement	Three Months Ended	
(in thousands)	3/31/25	3/31/24
Sales	**$19,054**	$18,231
Gross Margin	**47.0%**	34.5%
SG&A	**$6,034**	$5,305
Operating Income (loss)	**$2,916**	$983
Net Income (loss)	**$2,132**	$681
EPS – diluted	**$0.55**	$0.19
Adjusted Net Income[1]	**$2,650**	$1,074
Adjusted EPS – diluted[1]	**$0.68**	$0.30
Adjusted EBITDA[2]	**$3,226**	$1,410

[1]Adjusted net income and Adjusted EPS are non-GAAP financial measure that adjusts GAAP net income and GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance and non-cash income tax provision (benefit) expenses. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.
[2]Adjusted EBITDA is a non-GAAP financial measure that adjusts GAAP Net Income to adjust for interest income/expense, depreciation and amortization and reflect the removal of non-cash charges for changes in investment value that do not reflect the operating performance of the LMR and Solutions businesses. Adjusted EBITDA also reflects the removal of one-time charges related to the Company's transition of production operations to East West Manufacturing LLC. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Enhanced Profitability Driven by Improving Gross Margins

Quarterly Adjusted EBITDA[1]


$892K
$1.4M
$2.5M
$3.1M
$2.7M
$3.2M
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

Quarterly Adjusted Net Income[2]


$704K
$1.1M
$2.0M
$2.7M
$2.4M
$2.6M
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25

[1]Adjusted EBITDA is a non-GAAP financial measure that adjusts GAAP net income to adjust for interest income/expense, depreciation and amortization and reflect the removal of non-cash charges for changes in investment value that do not reflect the operating performance of the LMR and Solutions businesses. Adjusted EBITDA also reflects the removal of one-time charges related to the Company's transition of production operations to East West Manufacturing LLC. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

[2]Adjusted net income is a non-GAAP financial measure that adjusts GAAP net income to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance and non-cash income tax provision (benefit) expenses. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Strengthened Balance Sheet

Increased cash position, improved working capital and **no debt** give BK **financial flexibility to execute growth strategy and provide shareholder value**


Working Capital
$23.0M
$24.6M
12.31.24
3.31.25


Shareholders' Equity
$29.8M
$32.4M
12.31.24
3.31.25

2025 Goals & Financial Targets

- **Expect single digit revenue growth in FY25 with target GM of at least 42%**
- **Increase investments** in sales and marketing to enhance BKR 9000 adoption
- Strategically build R&D and engineering capabilities to **strengthen software expertise and offerings**
- **Ramp development of BKR 9500 mobile radio**; expect to begin recognizing revenue in 2027
- **Maintaining FY25 targets**
  - GAAP diluted EPS of **$2.40**
  - Non-GAAP diluted adjusted EPS[1] of **$2.80**



[1]Adjusted net income and Adjusted EPS are non-GAAP financial measure that adjusts GAAP net income and GAAP EPS to reflect the removal of non-cash net realized and unrealized (gain) loss on investments, stock-based compensation expenses, severance and non-cash income tax provision (benefit) expenses. A reconciliation of non-GAAP metrics is available in the appendix of this presentation.

Q&A


POLICE
BK

Appendix



Reconciliation of Non-GAAP Metrics

	Three Months Ended	Full Year Ended
Non-GAAP Adjusted EBITDA (in thousands)	3/31/25	3/31/24
Net Income	$2,132	$681
Adjustments to reconcile net income to EBITDA		
Interest expense, net	(3)	174
Income tax expense	670	21
Depreciation and amortization	427	407
EBITDA	3,226	1,283
Severance	-	127
Adjusted EBITDA	$3,226	$1,410
Adjustments to reconcile net income to Adjusted EPS (non-GAAP)		
Net Income	$2,132	$681
Net realized and unrealized (gain) loss on investments	-	91
Stock-based compensation expense	393	175
Non-cash income tax provision (benefit) expense	125	-
Severance	-	127
Adjusted Earnings (Non-GAAP)	$2,650	$1,074
Adjusted earnings per share – basic	$0.74	$0.30
Adjusted earnings per share – diluted	$0.68	$0.30
Weighted average common shares outstanding, basic	3,573	3,539
Weighted average common shares outstanding, diluted	3,893	3,554

Reconciliation of Non-GAAP Metrics, Cont.

Non-GAAP Adjusted EBITDA (in thousands)	4Q23	1Q24	2Q24	3Q24	4Q24	1Q25
Net Income	$290	$681	$1,664	$2,357	$3,657	$2,132
Adjustments to reconcile net income to EBITDA						
Interest (income) expense, net	146	174	106	1	(15)	(3)
Income tax provision (benefit)	54	21	220	247	(1,472)	670
Depreciation and amortization	358	407	413	429	442	427
EBITDA	**848**	**1,283**	**2,403**	**3,034**	**2,612**	**3,226**
Severance	44	127	85	75	50	-
Adjusted EBITDA	**$892**	**$1,410**	**$2,488**	**$3,109**	**$2,662**	**$3,226**
Net Income	$290	$681	$1,664	$2,357	$3,657	$2,132
Net realized and unrealized (gain) loss on investments	(91)	91	-	-	-	-
Stock-based compensation expense	407	175	227	224	156	393
Income tax provision expense (benefit)	44	-	-	-	(1,472)	125
Severance	54	127	85	75	50	-
Adjusted Earnings (Non-GAAP)	$704	$1,074	$1,976	$2,656	$2,391	$2,650
Adjusted earnings per share – basic	$0.20	$0.30	$0.56	$0.75	$0.67	$0.74
Adjusted earnings per share – diluted	$0.20	$0.30	$0.55	$0.71	$0.61	$0.68
Weighted average common shares outstanding, basic	3,493	3,539	3,530	3,540	3,566	3,573
Weighted average common shares outstanding, diluted	3,500	3,554	3,564	3,751	3,939	3,893

BK
TECHNOLOGIES

NYSE American: BKTI


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